Exhibit 10.1
BOUGHT AND SOLD NOTES


                                    ---------
                                    SOLD NOTE
                                    ---------


Transferee  TOP LINK HI-TECH DEVELOPMENT (H.K.) LIMITED
Address Flat/Rm B 11/F., Vienna Mansion, 55 Paterson Street, Causeway Bay, Hong Kong
Occupation  Corporation


Name of company in which the share(s) to be transferred -


HYTECHNOLOGY  LIMITED


Number of share(s)       -9,900- Ordinary of $1.00 each
Consideration received   HK$9,900.00


/s/ Dehou Fang
------------------
(Transferor)
For and on Behalf of
INTSYS SHARE LIMITED

Hong Kong, Dated 12 May 2004


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                                   -----------
                                   BOUGHT NOTE
                                   -----------


Transferor  INTSYS SHARE LIMITED
Address Sea Meadow House, Blackburne Highway, (P.O.Box 116), Road Town, Tortola, Bristish Virgin Islands
Occupation  Corporation


Name of company in which the share(s) to be transferred -


HYTECHNOLOGY LIMITED


Number of share(s)       -9,900- Ordinary of $1.00 each
Consideration received   HK$9,900.00


/s/  Xuejun Wang
--------------------
(Transferee)
For and on Behalf of
TOP LINK HI-TECH DEVELOPMENT (H.K) LIMITED

Hong Kong, Dated 12 May 2004


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